EXHIBIT 10(aaa)


                               WARRANT AGREEMENT



                                     between



                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                       and

                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                as Warrant Agent

                            Dated as of June 24, 1996










                                WARRANT AGREEMENT


                  AGREEMENT dated as of June 24, 1996 (the "Agreement") between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as Warrant Agent (the "Warrant Agent").

                  The Company proposes to issue and deliver its warrant certificates (the "Warrant Certificates") evi dencing warrants (the "Warrants") to purchase, under cer tain circumstances, up to an aggregate of 600,000 shares, subject to adjustment, of its Common Stock, par value $0.01 per share ("Common Stock"), such shares of Common Stock issuable upon exercise of the Warrants being here inafter called the "Warrant Shares", in connection with an offering by the Company of a minimum of 10,000 units (the "Units") and a maximum of 25,000 Units, each unit consisting of SF 1,000 principal amount of the Company's 4.5% Convertible Subordinated Debentures due 2003 (the "Debentures") and twenty-four Warrants, each such Warrant entitling the registered owner thereof to purchase one Warrant Share at the Swiss Franc equivalent on the date of exercise of $16.50 per share, subject to adjustment.

                  In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations there under of the Company and the record holders of the War rants (the "Holders"), the Company and the Warrant Agent each hereby agree as follows:

1.         CERTAIN DEFINITIONS

                  A. An "Affiliate" of the Company shall mean any Person directly or indirectly controlling or con trolled by or under direct or indirect common control with the Company, as the case may be. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "con trolled" have meanings correlative to the foregoing.






                  B. "Agreement" shall have the meaning set forth in the preamble hereof.

                  C. "Closing Price" for any day means the last reported sale price of the Common Stock on Nasdaq on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case on Nasdaq or, if the Common Stock is not listed or admitted to trading on Nasdaq, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member or other firm se lected from time to time by the Company for that purpose. If the Common Stock is not quoted on Nasdaq, listed or admitted to trading on any national securities exchange, or listed in any list of bid and asked prices in the over-the-counter market, "Closing Price" shall mean the fair market value of the Common Stock as determined in accordance with Section 4A(3) hereof.

                  D.  "Commission"   shall  mean  the  Securities  and  Exchange
Commission.

                  E. "Common Stock" shall have the meaning set forth in the preamble hereof.

                  F. "Company" shall have the meaning set forth in the preamble hereof.


                  G. "Current  Market Value" shall have the meaning set forth in
Section 4A(4).

                  H. "Debentures" shall mean the 4.5% Convertible Subordinated Debentures issued by the Company.

                  I. "Dollar" "US$," "United States dollar" or the sign "$" means a Dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.



                                       2


                  J. "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereun der, and any successor statute thereto.

                  K. "Expiration Date" shall mean the date following the last day on which any Debenture may be converted in to shares of Common Stock (at the option of the Company or the Holder), or any Warrant may be exer cised for Warrant Shares, in accordance with the respec tive terms thereof.

                  L. "Final Closing" means the final closing of the Offering.

                  M. "GAAP" means generally accepted accounting principles set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or such other statements by any such other entity as may be approved by a significant segment of the accounting profession in the United States, and which are applicable to the circumstances as of the date of this Warrant Agreement.

                  N. "Holders" shall have the meaning set forth in the preamble hereof.

                  O.  The   "Indenture"   shall  mean  the   Indenture  for  the
Debentures.

                  P. An "Independent Financial Expert" shall mean a nationally recognized investment banking firm which does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect finan cial interest in the Company or any of its Affiliates, which has not been, and, at the time it is called upon to give independent financial advice to the Company or any of its Affiliates, is not (and none of whose directors, officers, employees or affiliates is) a promoter, direc tor or officer of the Company or any of its Affiliates or an underwriter with respect to any of the securities of the Company or any of its Affiliates and which does not provide any advice or opinions to the Company or any of its Affiliates except as an Independent Financial Expert.


                                       3


     An Independent Financial Expert may be compensated by the Company or such Affiliates for opinions or services it provides as an Independent Financial Expert.


                  Q. "Initial Closing" means the first closing of the Offering.

                  R. "Nasdaq" means The Nasdaq National Market System.

                  S. "Noon Buying Rate" means the exchange rate for one U.S. dollar expressed in Swiss Francs, based upon the noon buying rate in New York City for cable transfers in Swiss Francs, as certified for customs purposes by the Federal Reserve Bank of New York.

                  T. "Offering" means the offering of Units.


                  U.  A  "Person"  shall  mean  any   individual,   corporation,
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  V. "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Warrant Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  W. "Registrable Securities" shall mean the Warrant Shares.

                  X. "Registration Rights" shall mean the rights of Holders set forth in Section 2C to have the Warrant Shares registered for issuance under an effective registration statement.

                  Y. "Registration Agreement" shall mean the Registration Rights Agreement among the Company and Holders of Warrant Shares set forth in Section 2C to have the


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Warrant Shares registered for sale under an effective registration statement.

                  Z. "Registration Statement" shall mean a registration statement on an appropriate form under the Securities Act which covers the offer and sale by the Company of all the Registrable Securities pursuant to Rule 415 of the General Rules and Regulations under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus con tained therein and all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

                  AA. "Securities Act" means the United States Securities Act of 1933, as amended, and any successor statute.

                  BB. "Security" shall have the same meaning as in Section 2(1) of the United States Securities Act of 1933, as amended.

                  CC. "Subagent" shall have the meaning set forth in Section 9A.

                  DD. "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Company, or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries.

                  EE. "Swiss Franc" or the abbreviation "SF" means a Swiss Franc or other equivalent unit in such coin or currency of Switzerland as at the time shall be legal tender for the payment of public and private debts.

                  FF. "Taxes" means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including, without limitation income, gross receipts, excise, property, sales, transfer, license, payroll, withholding, social security, and franchise taxes, now or hereafter imposed or levied by the United States of America or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and other similar liabilities with respect thereto."

                  GG. "Units" shall mean the Units, each con sisting of SF 1,000 principal amount of the Company's 4.5% Convertible Subordinated Debentures and twenty-four Warrants.

                  HH. "Warrant Agent" shall have the meaning set forth in the preamble hereof or shall mean the suc cessor or successors of such Warrant Agent appointed in accordance with the terms hereof.

                  II. "Warrant Certificates" shall have the meaning set forth in the preamble hereof.

                  JJ. "Warrant Exercise Price" shall have the meaning set forth in Section 3A.

                  KK. "Warrant Expiration Date" shall have the meaning set forth in Section 3B(3).

                  LL. "Warrant Register" shall mean the register for the Warrants of the Company maintained by the Warrant Agent.

                  MM. "Warrant Shares" shall have the meaning set forth in the preamble hereof.

                  NN. "Warrants" shall have the meaning set forth in the preamble hereof.

2. ORIGINAL ISSUE OF WARRANTS

                  A. Form of Warrant Certificates. The Warrant Certificates shall be issued in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

                  B. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 600,000 Warrant Shares may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company to the purchasers of the Units on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2 or by
Section 3B, Section 5 or Section 7. The Warrant Certificates shall be executed on behalf of the Company by the Chairman of the Board, President or Vice President of such companies, either manually or by facsimile signature printed thereon. The Warrant Certif icates shall be countersigned either manually or by fac simile signature printed thereon by the Warrant Agent and shall not be valid for any purpose unless so counter signed. In case any officer of the Company whose signa ture shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Compa ny before countersignature by the Warrant Agent and issue and delivery thereof, such warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.


                  C. Exchange, Registration, and Transfer of Warrants and Warrant Shares. The Warrants are not separately transferable. The Debentures, Warrants, and Units have not been registered under the Securities Act, nor qualified for sale under any other securities laws, and therefore are subject to certain restrictions on trans fer. The Company will enter into a registration rights agreement with the purchasers of the Units (the "Registration Agreement") pursuant to which the Company will, at the Company's expense, for the benefit of the holders of the Warrants, and with respect to the Warrant Shares issuable upon exercise of the Warrants (the "Registrable Securities"), (i) file with the Commission within 60 days after the Initial Closing, a Registration Statement covering the issuance of the Registrable Securities, (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible thereafter, and (iii) use its best efforts to keep effective the Registration Statement until the Expiration Date. The Company will provide to each holder of Registrable Securities copies of the Prospectus which is a part of the Registration Statement and notify each Holder when the Registration Statement has become effec tive. The purpose of the Registration Statement shall be to enable each Holder which (i) receives Warrant Shares as the result of the exercise of Warrants and (ii) is not an Affiliate of the Company and is not engaging in a distribution of securities (within the meaning of the Securities Act) to trade such Warrant Shares from and after the date of issuance thereof without any limita tions or restrictions under the Securities Act. The Company will agree in the Registration Agreement to use its best efforts to cause the Warrant Shares issuable upon exercise of the Warrants to be listed on Nasdaq upon effectiveness of the Registration Statement.

                  The Warrants are transferable, only as a Unit along with transfer of the Debentures, by the Holder thereof, in whole or in part, on the Warrant Register maintained by the Warrant Agent for such purpose, upon surrender of the Warrants and accompanied by transfer of the Debentures in the Unit, by the Holder or his or her attorney duly authorized in writing. Upon any partial transfer the Company will issue and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

3. WARRANT EXERCISE PRICE; EXERCISE OF WARRANTS; EFFECT OF REDEMPTION OF DEBENTURES

                  A. Warrant Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant

Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to purchase one share of Common Stock for each Warrant represented thereby, in each case at a purchase price (the "Warrant Exercise Price") of the Swiss Franc equivalent on the date of exercise of $16.50 per share, based on the Noon Buying Rate in effect on the date of exercise, subject to adjustment as herein provided.


                  B. Exercise of Warrants. (1) Generally. The Warrants are exercisable at any time during the period commencing 120 days following the Initial Closing and ending on the Warrant Expiration Date. Warrants may only be exercised in lots of 24 Warrants or integral multiples thereof; and each 24 Warrants to be exercised must be accompanied by SF 1,000 principal amount of Debentures, presented for conversion or redemption or repurchase in its entirety, as the case may be, pursuant to the terms of the Debentures. The Warrants are not separately transferable.

                  (1) Method of Exercise; Payment of Warrant Exercise Price. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise, if then permitted pursuant to the terms hereof, the Warrant Certificate to the Warrant Agent, with the exercise form on the reverse of or attached to the Warrant Certificate duly executed, together with any required payment in full of the Warrant Exercise
Price then in effect for each Warrant Share or other securities or property (including any money) to which the Holder is entitled as to which a Warrant is submitted for exercise, any such payment of the Warrant Exercise Price to be in cash, by check or by wire trans fer, payable to the order of the Company. All funds re ceived upon the tender of Warrants shall be delivered or deposited by the Warrant Agent as instructed in writing by the Company, in the case of Warrants exercised for securities issued by the Company, upon exercise thereof.

                  If fewer than all the Warrants represented by a Warrant Certificate are surrendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not surrendered shall be executed by the Company.

The Warrant Agent shall countersign the new Warrant Certificate, register it, in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

                  Upon surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Hold er, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4E.

                  The Company agrees that the Warrant Shares so purchased shall be deemed to be issued to the registered Holder thereof on the date on which Warrants shall have been surrendered and payment made for such Warrant Shares as aforesaid; provided however that no such surrender and payment on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive such Warrant Shares as the record holder thereof on such date, but such surrender and payment shall be effective to constitute the person entitled to receive such Warrant Shares as the record holder thereof for all purposes immediately after the opening of business on the next succeeding day on which such stock transfer books are open.

                  (2) Expiration of Warrants. All outstanding Warrants will terminate and become void (the "Warrant Expiration Date") on the earlier of (i) 5:00 p.m., New York City time, seven years from the Initial Closing or (ii) upon conversion, redemption, or repayment of the Debentures, in which case the Warrants attached to such Debentures will expire upon such conversion, redemption, or repayment unless then exercised. In the event the aforesaid expiration dates of the Warrants fall on a

Saturday, Sunday, or on a legal holiday on which the New York Stock Exchange is closed, then the Warrants shall expire at 5:00 p.m., New York City time, on the next succeeding business date.

                  A holder of Debentures desiring to convert Debentures will not be required to exercise the attached Warrants. However, if the Warrants are unexercised, they will expire upon such conversion by the holder of Deben tures or upon conversion or redemption at the option of the Company. Holders of Debentures whose Debentures are redeemed through operation of the sinking fund pertaining thereto will not be required to exercise the Warrants attached to such Debentures. However, any unexercised Warrants will expire upon such payment of the Debentures. Any tender of Debentures for repurchase, pursuant to the terms of the Debentures, will be accompanied by the at tached Warrants, which may either be exercised or, upon failure of such exercise, will expire upon such repur chase. In addition, during the period beginning 90 days after the Initial Closing and ending 119 days following the Initial Closing, any conversion of Debentures will necessarily result in the expiration of the Warrants attached thereto.

                  C. Money and Other Property Deposited with the Warrant Agent. Any moneys, securities or other property which at any time shall be deposited by the Company, or on its behalf with the Warrant Agent pursuant to this Agreement shall be, and are hereby, assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such mon eys, securities or other property need not be segregated from other funds, securities or other property held by the Warrant Agent except to the extent required by law. Any money deposited with the Warrant Agent for payment and distribution to the Holders that remains unclaimed for two years after the Warrant Expiration Date shall be paid to or upon the order of the Company, as the case may be, upon its request therefor.

                  D. Payment of Taxes. All Warrant Shares or other securities issuable by the Company upon the exer cise of Warrants shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issuance or delivery thereof or of other securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificates for Warrant Shares or other securities issuable upon exercise of the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or other charge is due.


                  E. Reorganizations, Reclassifications, Etc. Notwithstanding anything herein to the contrary, in the case of any capital reorganization or any reclassifica tion of the Common Stock, or in the case of the consoli dation or merger of the Company with or into any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Company as may be permitted by the provisions hereof, the Holder of each Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock and other securities and property receiv able upon such reorganization, reclassification, consoli dation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Warrant might have been exercised immediately prior to such reorganization, reclassification, consoli dation, merger, sale or transfer; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Agreement (in cluding provisions with regard to the adjustment of the Warrant Exercise Price) in order that the rights and interests of the Holders thereafter shall be as nearly equivalent as may be practicable to the rights and inter ests provided for in this Section 3.

                  F. Surrender of Certificates. Any Warrant Certificate surrendered for exercise or purchase shall, if surrendered to the Company be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to any Warrant Agent shall be promptly cancel led by such Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall destroy such can celled Warrant Certificates and deliver its certificate of destruction to the Company unless the Company shall otherwise direct.



4.  ADJUSTMENTS  ADJUSTMENTS

                  A. Adjustments Adjustments. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:



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                  (1) Stock Dividends and Distributions;  Stock Splits;  Reverse
Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend on its capital stock in shares of any class or series of Common Stock, (ii) make a distribution in shares of any class of Common Stock, (iii) subdivide its outstanding shares of any class or series of Common Stock, (iv) combine its outstanding shares of any class or series of Common Stock into a smaller number of shares of any class or series of Common Stock, or (v) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or the effective date of such subdivision or combination shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company, as the case may be, that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An
adjustment   made  pursuant  to  this  Section  4A(l)  shall  become   effective
immediately after the effective date of such event retroactive to the record date, if any, for such event.


                  (2) Distribution of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall fix a record date for the making of a distribution, to all holders of shares of any class or series of Common Stock, of evidences of indebtedness of the Company, assets (other than a regularly scheduled cash dividend) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of any class or series of Common Stock, then in each case the number of shares of Common Stock purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such record


                                       14



date by a fraction, the numerator of which shall be the then Current Market Value per share of Common Stock on the record date for such distribution and the denominator of which shall be the then Current Market Value per share of Common Stock on the record date for such distribution less the then fair value (as determined by the Board of Directors of the Company, acting in good faith) of the portion of such assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of such class or series of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                  (3) Current Market Value. For the purposes of any computation under this Section 4, the Current Market Value per share of Common Stock or of any other security (herein collectively referred to as a "security") at the date herein specified shall be (1) if the Company does not have a class of equity securities registered under the Exchange Act, the value of the security (a) determined in good faith in the most recently completed arm's-length transaction between the Company and an unaffiliated third party in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (b) if no such transaction shall have occurred on such date or within such six-month period, as most recently determined as of a date within the six months preceding such date by an Independent Financial Expert in accordance with the criteria set out below (in the event of more than one such determination, the determination for the later date shall be used) or (c) if no such determination shall have been made within such six-month period, determined as of such date by an Independent Financial Expert in accordance with the criteria for such valuation set out below, (2) if the Company does have a class of equity securities registered under the Exchange Act, deemed to be the average of the daily market prices of such security for 20 consecutive business days during the period commencing 30 business days before such date or, if the Company has had a class of equity securities


                                       15


registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily market price for all of the business days before such date for which daily market prices are available.

                  The market price for each such business day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the Company did not have a class of equity securities registered under the Exchange Act.

                  Where so required herein, the value of the Common Stock shall be determined by an "Independent Financial Expert," to be selected by the Board of Directors of the Company and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to the discount for any lack of liquidity of the Common Stock or to the fact that the Company may


                                       16


not have any class of equity securities registered under the Exchange Act. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, a value report (the "Value Report") stating the methods of valuation considered or used and the value of said Common Stock as of the date of the Value Report, and containing a statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Independent Financial Expert shall consult with management of the Company in order to allow such management to comment upon such Independent Financial Expert's valuation. The Indepen dent Financial Expert may revise its Value Report based on such consultation, provided that the final Value Report shall reflect both the initial valuation and the determination to revise it. Any such Value Report or revision thereof shall be deemed final unless revised within five days after delivery to the Company, with a copy to the Warrant Agent. The Independent Financial Expert shall not be liable to the Company or the Holders for the contents of the Value Report if the Independent Financial Expert shall have prepared such Value Report in good faith. The Warrant Agent shall have no other duty with respect to the Value Report except to keep it on file and available for inspection by the Holders.

                  (4) Adjustment of Warrant Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Exercise Price for each share of Common Stock payable upon exercise of such Warrant shall be adjusted by multiplying such Warrant Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so purchasable immediately thereafter.

                  (5) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon


                                       17


such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of any class or series of Common Stock so issued were the shares of such class or series of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and
(B) such shares of such class or series of Common Stock, if any, were issued or sold for the consideration actually received by the Company, upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Warrant Exercise Price by an amount, or decreasing the number of shares purchasable upon exercisable of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                  (6) De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon an exercise of each Warrant; provided however, that any adjustments which by reason of this Section 4A(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                  B. Notice of Adjustment. Whenever the number of shares of Common Stock or other stock or property purchasable upon the exercise of each Warrant or the Warrant Exercise Price is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company, in the case of an adjustment



                                       18



affecting the Common Stock, setting forth the number of shares of Common Stock or other stock or property purchasable upon the exercise of each Warrant and the Warrant Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the Warrant Exercise Price or the number of shares of Common Stock or other stock or property purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or properties upon the exercise of any warrant.

                  C. Statement on Warrant Certificates. Irrespective of any adjustment in the Warrant Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

                  D. Notice to Holders of Dissolution, Liquidation or Winding Up. In case at any time after the date hereof there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then th Company shall cause to be mailed (by first-class mail, postage prepaid) to each Holder of an outstanding warrant at such Holder's address as shown on the Warrant Register, at the earliest practicable time (and, in any event,


                                       19


not less than 30 calendar days before any date set for definitive action) notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock or other securities issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date each Holder of outstanding warrants shall be entitled to receive upon surrender of the Warrants the cash or other property, less the Warrant Exercise Price for such Warrants then in effect, that such Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up and any and all rights of a Holder to exercise the Warrants shall terminate in their entirety. In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company), the Company shall deposit with the Warrant Agent any funds or other property which the Holders are entitled to receive under this Agreement. After receipt of such deposit from the Company and after receipt of surrendered Warrants, the Warrant Agent shall make payment in appropriate amount to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

                  E. Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock on the exercise of warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock or other securities which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock or other securities purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 4E, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value per share of Common Stock multiplied by such fraction computed to the nearest one-hundredth of a Swiss Franc.


                                       20



                  F. Other Notices. In the event:

                  (1) The Company shall declare any dividend on the Common Stock payable in shares of capital stock of the Company, cash or other property; or

                  (2) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Stock entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

                  (3) The Company shall authorize the distribution pro rata to all holders of Common Stock of a cash dividend payable otherwise than out of earnings or surplus legally available therefor under the laws of the State of Delaware, shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding regularly scheduled cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock); or

                  (4) There shall occur any reclassification of the Common Stock or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassifi cation of the Common Stock) or a sale or transfer to another corporation of all or substantially all of the properties of the Company;

then the Company shall cause to be filed with the Warrant Agent pursuant hereto and shall cause to be delivered promptly to the holders at their addresses as they shall appear in the Warrant Register, at least 20 days (or 10 in any case specified in clause (a) or (b) above) prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such


                                       21


dividend, distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.



                                       22


5. LOSS OR MUTILATION

                  Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them (in the exer cise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the warrants represented thereby have been acquired by a bona fide purchaser, the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this
Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection herewith. Every new Warrant Certificate executed and delivered pursuant to this Section 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this
Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK

                           The  Company  shall  at all  times  reserve  and keep
available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock or other securities of the Company deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants, and will



                                       23


cause appropriate evidence of ownership of such Common Stock or other securities of the Company to be delivered to the Warrant Agent upon request for delivery upon the exercise of Warrants, and all shares of Common Stock will, at all times that Warrants are exercisable, be duly approved for listing subject to official notice of issuance on Nasdaq or such other securities exchange on which the Common Stock is then listed.

7. WARRANT REGISTER

                  The Warrant  Certificates  shall be issued in registered  form only. The Company shall cause to be kept at the office of the Warrant Agent a Warrant Register in which, subject to such reasonable regulations as they may prescribe, the Company shall provide for the registra tion of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided, subject to Section 2C.

                  At the option of the Holder, Warrant Certificates may be exchanged at such office or the office of any Subagent, and upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive.

                  All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surren dered for such registration of transfer or exchange.

                  Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by the Holder thereof or his or her attorney duly authorized in writing.



                                       24



                  No charge shall be made for any registration of transfer or exchange of Warrant Certificates.

                  Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable, and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company, the Warrant Agent and all other persons dealing therewith as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer thereof on the Warrant Register, any notice to the contrary notwithstanding; but until such transfer on the Warrant Register, the Company, and the Warrant Agent may treat the registered Holder thereof as the owner for all purposes.

8. WARRANT HOLDERS

                  A. No Voting or Dividend Rights. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to recei dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

                  B. Right of Action. All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, in such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrants in the manner provided in this Agree ment.

9. CONCERNING THE WARRANT AGENT

                  A. Nature of Duties and Responsibilities Assumed. The Company hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agree


                                       25



ment. The Warrant Agent hereby accepts the appointment as agent of th Company and agrees to perform that agency upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. It shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representations as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or tender of any warrant, or as to the accuracy of the computation of the Warrant Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise of any warrant, the independence of any Independent Financial Expert or the correctness of any of the representations of the Company made in such certificates that the Warrant Agent receives. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Warrant Exercise Price or the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or tender of Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the warrant Certificates or for any action taken, suffered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the President, any Vice President, Treasurer or the Secretary of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested), and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer, but



                                       26



in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

                  The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                  The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further act, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                  The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent whose duties and obligations shall be determined solely by the express provisions hereof.

                  The Company shall cause to be maintained an office or agency in one or more European cities, which shall include Luxembourg if required by applicable law or regulation, where the Warrants may be presented for registration of transfer or exercise (each, a "Subagent").



                                       27



                  Any Subagent has the power and authority granted to and conferred upon it herein and in the Warrants and such further powers and authority, acceptable to it, as the Company may hereafter respectively grant to or confer upon it. The Company reserves the right to vary or terminate the appointment of any Subagent, or to appoint additional or other subagents.

                  The Company shall enter into an appropriate agency agreement with any Subagent not a party to this Warrant Agreement. Such agreement shall implement the provisions of this Warrant Agreement that relate to such Subagent. The Company shall notify the Warrant Agent of the name and address of any Subagent not a party to this Warrant Agreement.

                  The Company has initially appointed Banca Commerciale Lugano as sole Subagent for the purposes set forth in this Warrant Agreement. Any Subagent in acting hereunder shall be subject at all times and in all respects to the directions of the Warrant Agent, subject to and in accordance with applicable laws, and shall be responsible solely to the Warrant Agent.

                  B. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                  C. Compensation and Reimbursement. The Company agrees to pay the Warrant Agent from time to time compensation for its services hereunder as its Warrant Agent at its rates as in effect from time to time, and to reimburse it for reasonable expenses and counsel fees incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify the Warrant Agent and save it harmless against any losses, liabilities or expenses arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the


                                       28



extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence or willful misconduct.

                  D. Warrant Agent May Hold Company Securities. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its respective Affiliates or become pecuniarily interested in transactions in which the Company or its respective Affiliates may be interested, or contract with or lend money to the Company or its respective Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  E. Resignation and Removal; Appointment of Successor. (1) The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own gross negligence or willful misconduct) after giving one month's prior written notice to the Company. The Company may remove the Warrant Agent upon one month's written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the expense of the Company, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at his or her last address as shown on the Warrant Register a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation in good standing in the jurisdiction of its organization and all other jurisdictions in which it conducts business and having a combined capital and surplus of not less than $1,000,000.



                                       29



The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act of deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 9E(l), however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                  (1) Any corporation into which the Warrant Agent or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 9E(l). Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant at such Holder's last address as shown on the Warrant Register.

10. REPORTS TO HOLDERS

                  The Company will file with the Warrant Agent within 15 days after the date by which the Company is required to file the same with the Commission (including any extension of time to which the Company is entitled),


                                       30



copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Warrant Agent and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

11. NOTICES

                  Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's address shown on the Warrant Register and to the Company or the Warrant Agent as follows:

                           If to the Company:

                                    Palomar Medical Technologies, Inc.
                                    66 Cherry Hill Drive
                                    Beverly, Massachusetts 01915
                                    Attention:  Corporate Controller

                           If to the Warrant Agent:

                                    American Stock Transfer & Trust Company
                                    6201 15th Avenue
                                    3rd Floor
                                    Brooklyn, New York 11219

or such other address as shall have been furnished to the party given or making such notice, demand or delivery.


                                       31



12. APPLICABLE LAW

                  This Agreement and each Warrant shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the internal laws of said State. Under the Judiciary Law of the State of New York, a judgment or decree in an action based upon an obligation denominated in a currency other than U.S. dollars shall be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at a rate of exchange prevailing on the date of the entry of the judgment or decree.

13. PERSONS BENEFITTING

                  This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent, and their respective successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

14. COUNTERPARTS

                  This Agreement may be executed in any number of counterparts and each of said counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                                       32




15. AMENDMENTS

                  The Company may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (i) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (ii) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement, provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of the Warrants. The Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the Warrant Agent's own rights, duties or immunities hereunder, in which case the Warrant Agent may, but shall not be required to, join in such execution and delivery.

                  With the consent of the Holders (or persons entitled to vote, or to give consents respecting the same) of not less than 66 2/3% of the Warrants at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Warrant Agent may, from time to time and at any time, enter into an amendment hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any amendment hereto or of modifying in any manner the rights and obligations of the Holders of the Warrants and of the Company; provided that, without the consent of the Holders of all Warrants then outstanding, no such amendment shall affect the Warrants adversely, or modify any of the provisions of this Agreement in a manner adverse to the Holders thereof, or reduce the aforesaid percentage of Warrants, the Holders of which are required to consent to any such amendment.




                                       33



                  Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such agreement, and upon the filing with the Warrant Agent of evidence of the consent of Warrant Holders as aforesaid, the Warrant Agent shall join with the Company in the execution of such agreement unless such agreement affects the Warrant Agent's own rights, duties or immunities under this Agreement or otherwise, in which case the Warrant Agent may in its discretion, but shall not be obligated to, enter into such amendment.

                  It shall not be necessary for the consent of the Warrant Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Company and the Warrant Agent of any agreement pursuant to the provisions of this Section, the Company shall provide for notice to be delivered to the Holders, setting forth in general terms the substance of such agreement, at the last addresses of such Holders appearing upon the Warrant Register. Any failure of the Company to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

16. HEADINGS

                  The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                            PALOMAR MEDICAL
                                                              TECHNOLOGIES, INC.



                                       34

                                                 By: /s/ Steven Georgiev
                                                     ---------------------------
                                                 Title: Chairman & CEO
                                                     ---------------------------



                                                         AMERICAN STOCK TRANSFER
                                                           & TRUST COMPANY,
                                                           as Warrant Agent


                                                 By: /s/ Herbert J. Lemmer
                                                     ---------------------------
                                                 Title: Vice President
                                                     ---------------------------



                                       35






                                                                       EXHIBIT A


                          [FORM OF WARRANT CERTIFICATE]

         THE WARRANTS REPRESENTED HEREBY ARE PART OF A NONDETACHABLE UNIT, EACH UNIT CONSISTING OF ONE SF 1,000 PRINCIPAL AMOUNT 4.5% CONVERTIBLE SUBORDINATED DEBENTURE AND 24 COMMON STOCK PURCHASE WARRANTS. SAID DEBENTURE AND WARRANTS MAY NOT BE TRANSFERRED OR TRADED SEPARATELY, AND ANY PURPORTED TRANSFER OF EITHER OF SUCH SECURITIES SEPARATELY FROM THE OTHER SHALL BE VOID AND SHALL NOT BE RECORDED ON THE BOOKS AND RECORDS OF THE COMPANY. WARRANTS MAY ONLY BE EXERCISED IN LOTS OF 24 WARRANTS OR INTEGRAL MULTIPLES THEREOF; AND EACH 24 WARRANTS TO BE EXERCISED MUST BE ACCOMPANIED BY SF 1,000 PRINCIPAL AMOUNT OF DEBENTURES, PRESENTED FOR CONVERSION OR REDEMPTION OR REPURCHASE IN ITS ENTIRETY, AS THE CASE MAY BE, PURSUANT TO THE TERMS OF THE DEBENTURES.

         THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE  BEEN  ISSUED
PURSUANT  TO  REGULATION  S, AN  EXEMPTION  FROM  REGISTRATION  PURSUANT  TO THE
PROVISIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE TRANSFERRED, OFFERED OR SOLD PRIOR TO THE END OF THE FORTY (40)-DAY PERIOD (THE "RESTRICTED PERIOD") COMMENCING ON THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) OR (II) THE DATE OF THE FINAL CLOSING OF THE OFFERING OF THE UNITS BY THE COMPANY, UNLESS SUCH
TRANSFER, OFFER OR SALE (I) IS MADE IN AN "OFFSHORE TRANSACTION" AND NOT TO A "U.S. PERSON" (OTHER THAN A "DISTRIBUTOR") (AS SUCH TERMS ARE DEFINED IN REGULATION S) OR (II) IS MADE PURSUANT TO REGISTRATION OR AN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE SOLD EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF THE OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.


                                      A-1






BY REQUESTING THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AFTER THE RESTRICTED PERIOD, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IF SUCH TRANSFER IS MADE TO A U.S. PERSON, THAT AT THE TIME OF SUCH TRANSFER THE HOLDER IS NOT AN "AFFILIATE" OF THE COMPANY (AS SUCH TERM IS DEFINED IN THE SECURITIES ACT) OR AN "UNDERWRITER" OR "DEALER" (AS SUCH TERMS ARE DEFINED IN THE ACT), HAS NOT ENGAGED IN ANY SHORT SALES OR SIMILAR HEDGE TRANSACTIONS WITH RESPECT TO THE COMPANY'S SHARES OF COMMON STOCK DURING THE RESTRICTED PERIOD, IS NOT A "DISTRIBUTOR" AND SUCH TRANSFER IS NOT BEING MADE AS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.


                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT



No. __________                                                __________Warrants


                           This  certifies that  __________________________,  or
registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right, at any time during the period commencing 120 days following the Initial Closing, to purchase from Palomar
Medical Technologies, Inc., a Delaware corporation (the "Company"), one share of Common Stock, par value $.01 per share, of the Company ("Common Stock"), such shares of Common Stock issuable upon exercise of the Warrants being hereinafter called the "Warrant Shares", each such Warrant entitling the registered owner thereof to purchase one Warrant Share at the Swiss Franc equivalent on the date of exercise of $16.50 per share, subject to adjustment, upon surrender hereof at the office of American Stock Transfer & Trust Company, or to its successor as the warrant agent under the Warrant Agree ment hereinafter referred to (any such warrant agent being herein called the "Warrant Agent"), with the Exercise Subscription Form on the reverse hereof or attached hereto duly executed and simultaneous payment in full (in cash or by check payable to the order of the Company) of the purchase price for the Warrant Shares as to which the Warrants represented by this Warrant Certificate are exercised,

                                      A-2





all subject to the terms and conditions hereof and of the Warrant Agreement.

                           This  Warrant  Certificate  is  issued  under  and in
accordance with a Warrant Agreement dated as of June 24, 1996 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company, as Warrant Agent, and is subject to the terms and provisions contained therein to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address: 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219.

                           All  outstanding  Warrants will  terminate and become
void (the "Warrant Expiration Date") on the earlier of (i) 5:00 p.m., New York City time, seven years from the Initial Closing or (ii) upon conversion, redemption, or repayment of the Debentures, in which case the Warrants attached to such Debentures will expire upon such conversion, redemption, or repayment unless then exercised. In the event the aforesaid expiration dates of the Warrants fall on a Saturday, Sunday, or on a legal holiday on which the New York Stock Exchange is closed, then the Warrants shall expire at 5:00 p.m., New York City time, on the next succeeding business date.

                           A holder of Debentures desiring to convert Debentures
will not be required to exercise the attached Warrants. However, if the Warrants are unexercised, they will expire upon such conversion by the holder of Debentures or upon conversion or redemption at the option of the Company. Holders of Debentures whose Debentures are redeemed through operation of the sinking fund pertaining thereto will not be required to exercise the Warrants attached to such Debentures. However, any unexercised Warrants will expire upon such payment of the Debentures.

                                      A-3





Any tender of Deben tures for repurchase, pursuant to the terms of the Debentures, will be accompanied by the attached Warrants, which may either be exercised or, upon failure of such exercise, will expire upon such repurchase. In addition, during the period beginning 90 days after the Initial Closing and ending 119 days following the Initial Closing, any conversion of Debentures will necessarily result in the expiration of the Warrants attached thereto.

                           All shares of Common  Stock  issuable  by the Company
upon the exercise of Warrants shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof or of other securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

                  The Warrants are not separately transferable from the Debentures. This Warrant Certificate and all rights hereunder are transferable, only as a Unit along with transfer of the Debentures, by the registered holder hereof, in whole or in part, on the Warrant Register maintained by the Warrant Agent for such purpose at its office in Luxembourg, upon surrender of this Warrant Certificate duly endorsed, or accompanied by written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed and accompanied by transfer of the Debentures in the Unit, by the registered holder hereof or his or her attorney duly authorized in writing. Upon any partial transfer the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and holder of this Warrant Certificate, and the accompanying Debentures in the Unit, by taking or holding the same, consents and agrees that his or her Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this

                                      A-4




Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof in the Warrant Register maintained by the Warrant Agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Warrant Agent may treat the registered holder hereof as the owner for all purposes.

                  The Debentures, Warrants, and Units have not been registered under the Securities Act, nor qualified for sale under any other securities laws, and therefore are subject to certain restrictions on transfer. The Company will enter into a Registration Rights Agreement with the purchasers of the Units (the "Registration Agreement") pursuant to which the Company will, at the Company's expense, for the benefit of the holders of the Warrants, and with respect to the Warrant Shares issuable upon exercise of the Warrants (the "Registrable Securities"), (i) file with the Commission within 60 days after the Initial Closing, a Registration Statement covering the issuance of the Registrable Securities, (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible thereafter, and (iii) use its best efforts to keep effective the Registration Statement until the Expiration Date. The Company will provide to each holder of Registrable Securities copies of the Prospectus which is a part of the Registration Statement and notify each Holder when the Registration Statement has become effective. The purpose of the Registration Statement shall be to enable each Holder which (i) receives Warrant Shares as the result of the exercise of Warrants and (ii) is not an Affiliate of the Company and is not engaging in a distribution of securities (within the meaning of the Securities
Act) to trade such Warrant Shares from and after the date of issuance thereof without any limitations or restrictions under the Securities Act. The Company will agree in the Registration Agreement to use its best efforts to cause the Warrant Shares issuable upon exercise of the Warrants to be listed on Nasdaq upon effectiveness of the Registration Statement.

                                      A-5







                  This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.


Dated:____________________, 19__

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.



                                             By:_______________________________
                                                Title:







                                      A-6



Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent



By:
        Authorized Signature








                                      A-7






                           EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant for shares of Common Stock of Palomar Medical Technologies, Inc.)


To:      Palomar Medical Technologies, Inc.

                           The undersigned irrevocably exercises of the Warrants
for the purchase of one share (subject to adjustment) of Common Stock, par value $.01 per share, of Palomar Technologies, Inc., for each Warrant represented by the Warrant Certificate and herewith makes payment of SF_______ (such payment being in cash or by check payable to the order of Palomar Medical Technologies, Inc.), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Palomar Medical Technologies, Inc., and directs that the shares of such Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date: __________________________, 19__


                                           _______________________________   (1)
                                                (Signature of Holder)


                                           ____________________________________
                                                 (Printed Name of Holder)


                                           ____________________________________
                                                    (Street Address)


                                           ____________________________________
                                               (City)   (State)   (Zip Code)




                                      A-8





                                  TRANSFER FORM

                           This is to certify  that as of the date  hereof  with
respect to ________ Warrants (the "Surrendered Warrants") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Warrants complies with the restrictive legend set forth on the face of the Surrendered Warrants for the reason checked below:

                             ___   The  transfer  of  the  Surrendered  Warrants
                             complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

                             ___   The  transfer  of  the  Surrendered  Warrants
                             complies with Rule 144A under the  Securities  Act;
                             or

                             ___   The  transfer  of  the  Surrendered  Warrants
                             complies with Rule 903 or 904 of Regulation S under the Securities Act.

                                                [Name of Holder]





Dated: __________, ___*

* To be dated the date of presentation or surrender



                                      A-9




Securities to be issued to:

Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:




Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:




                                      A-10